UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-22528
                                                    -----------

                     First Trust Energy Infrastructure Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
                    (Name and address of agent for service)

     registrant's telephone number, including area code:    630-765-8000
                                                           --------------

                   Date of fiscal year end:    November 30
                                              -------------

               Date of reporting period:    November 30, 2011
                                           -------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                               ------------------
                                   E N E R G Y
                                 INFRASTRUCTURE
                               ------------------
                                      FUND


                                                                   ANNUAL REPORT
                                                                  For the Period
                                                              September 27, 2011
                                                    (Commencement of Operations)
                                                       through November 30, 2011



                                                                     FIRST TRUST
                                                     Energy Income Partners, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2011

Shareholder Letter..........................................................   1
At A Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statement of Changes in Net Assets..........................................  12
Statement of Cash Flows.....................................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Report of Independent Registered Public Accounting Firm.....................  21
Additional Information......................................................  22
Board of Trustees and Officers..............................................  25
Privacy Policy..............................................................  27


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust Energy Infrastructure Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                        ANNUAL LETTER FROM THE PRESIDENT
                               NOVEMBER 30, 2011


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Energy Infrastructure Fund (the "Fund").

First Trust Advisors L.P. ("First Trust"), now in our 21st year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have been somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Energy Infrastructure Fund and Chief Executive Officer of First Trust

FIRST TRUST ENERGY INFRASTRUCTURE FUND
"AT A GLANCE"
AS OF NOVEMBER 30, 2011 (UNAUDITED)

------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------
Symbol on New York Stock Exchange                              FIF
Common Share Price                                          $19.82
Common Share Net Asset Value ("NAV")                        $21.38
Premium (Discount) to NAV                                    (7.30)%
Net Assets Applicable to Common Shares                $375,232,199
Current Monthly Distribution per Common Share (1)          $0.1085
Current Annualized Distribution per Common Share           $1.3020
Current Distribution Rate on Closing Common Share Price (2)   6.57%
Current Distribution Rate on NAV (2)                          6.09%
------------------------------------------------------------------


------------------------------------------------------------------
         COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------------
            Common Share Price    NAV
9/27/11     20.00                 19.06
9/11        20.00                 19.06
            20.00                 19.29
            20.15                 19.93
            20.29                 20.87
10/11       20.00                 21.25
            19.90                 21.16
            19.96                 21.04
            19.85                 20.99
            19.64                 20.43
11/11       19.82                 21.38


------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------
                                           Cumulative Total Return
                                           -----------------------
                                                  Inception
                                                 (9/27/2011)
                                                to 11/30/2011
Fund Performance (3)
NAV                                                11.94%
Market Value                                       -0.90%

Index Performance
Philadelphia Stock Exchange Utility Index           3.62%
Alerian MLP Total Return Index                      7.51%
Blended Benchmark (4)                               5.57%
------------------------------------------------------------------


----------------------------------------------------------
                                                % OF TOTAL
INDUSTRY CLASSIFICATION(4)                     INVESTMENTS
----------------------------------------------------------
Pipelines                                           66.9%
Electric Power                                      24.1
Propane                                              3.6
Coal                                                 2.2
Marine                                               2.1
Other                                                1.1
----------------------------------------------------------
                                        Total      100.0%
                                                   ======

----------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
----------------------------------------------------------
Kinder Morgan Management, LLC                        7.9%
Enbridge Energy Partners, L.P.                       5.9
Williams Cos., Inc.                                  5.4
NextEra Energy, Inc.                                 4.3
NiSource, Inc.                                       4.1
TransCanada Corp.                                    4.0
Plains All American Pipeline, L.P.                   3.7
El Paso Corp.                                        3.5
Southern Co.                                         3.5
Northeast Utilities                                  3.2
----------------------------------------------------------
                                        Total       45.5%
                                                   ======


(1) Most recent distribution paid or declared through 11/30/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The blended benchmark consists of the following: Philadelphia Stock Exchange Utility Index (50%) and Alerian MLP Total Return Index (50%).

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2011

                                  SUB-ADVISOR


ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP" or "Sub-Advisor"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, utilities and former Canadian income trusts. EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, petroleum storage and terminals that receive fee-based or regulated income from their corporate customers. EIP manages or supervises approximately $1.5 billion of assets, as of November 30, 2011. The other funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts. EIP is a registered investment advisor and serves as an advisor or sub-advisor to two registered investment companies other than the Fund.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE
FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships and other high payout securities of companies that operate energy infrastructure. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum in 7 operating and staff positions of increasing responsibility. He has served on the Board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO
PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.

                                   COMMENTARY

FIRST TRUST ENERGY INFRASTRUCTURE FUND

The investment objective of the First Trust Energy Infrastructure Fund ("FIF" or the "Fund") is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing primarily in securities of companies engaged in the energy infrastructure sector. These companies principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities and other infrastructure-related companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and pertroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies"). Under normal market conditions, the Fund invests at least 80% of its managed assets in securities of Energy Infrastructure Companies. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("AMZX") and the Philadelphia Stock Exchange Utility Index ("UTY") the total return for energy-related MLPs and utilities over the period from the Fund's inception on September 27, 2011 through its fiscal year end of November 30, 2011, was 7.51% and 3.62%, respectively. These figures are according to data collected from Alerian Capital

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

Management and Bloomberg. While in the short term, share appreciation can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions. Over the last 10 years, growth in per share MLP distributions and utility dividends has averaged about 6.2% and 5.0%, respectively. Over the last 12 months, the cash distributions of MLPs and utilities increased by about 4.9% and 2.7%, respectively (Source: Alerian Capital Management and Bloomberg).

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, since its inception on September 27, 2011, the Fund provided a total return(1) of 11.94% for the fiscal year ended November 30, 2011. This compares, according to collected data, to a total return of 5.57% for the average of the two benchmarks (7.51% for AMZX and 3.62% for UTY). On a market value basis, the Fund had a total return(1) for the fiscal year ended November 30, 2011, of -0.90%. The Fund traded at a discount to NAV of -7.30% on November 30, 2011.

The Fund declared its first three regularly scheduled monthly common share distributions for December, January and February each in the amount of $0.1085 per share on October 31, 2011.

The outperformance of the Fund's NAV relative to the 5.57% average of the AMZX and UTY benchmarks was driven largely by owning non-MLPs in the portfolio and owning companies that primarily have non-cyclical and/or regulated businesses like pipelines and storage terminals. The Fund also underweighted or avoided certain securities that are in the benchmarks that we view as less attractive investments, including some that operate in some of the non-cyclical businesses we generally view favorably. Overall, we believe the most important long-term driver of value will be the maintenance and growth of the dividends of the Fund's portfolio companies.

MARKET AND FUND OUTLOOK

The Fund aims to be invested in energy infrastructure companies with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Since the Fund invests in securities that tend to have high dividend payout ratios (as measured versus earnings), securities with unpredictable cyclical cash flows make them a poor fit, in the opinion of the Sub-Advisor. While there are some businesses within the Fund's portfolio whose cash flows are cyclical, they are usually small and analyzed in the context of each company's financial and operating leverage and payout ratio.

While the Fund limits its investment in publicly-traded partnerships (primarily
MLPs) to below 25% of managed assets(2), it has a larger effective exposure to the asset class through MLP affiliates. These affiliates include the institutional shares of Kinder Morgan (KMR) and Enbridge Capital Management, LLC
(EEQ), as well as the parent corporations of MLP subsidiaries such as Kinder Morgan, Inc. (KMI), Oneok, Inc. (OKE), Enbridge, Inc. (ENB), Williams Companies
(WMB) and El Paso Corporation (EP).

It is interesting to note that MLPs have played an integral role in the restructuring of some more diversified energy conglomerates. The first phase of this restructuring, which has occurred over the last few years, has been diversified conglomerates creating an MLP subsidiary that contains assets such as pipelines and storage terminals. The more recent phase has been the divestiture by some of these parent companies of most or all of their cyclical businesses, leaving the parent company looking very similar to an old-fashioned pipeline utility with a large holding in a subsidiary MLP. These diversified energy conglomerates are doing this so that their regulated infrastructure assets with more predictable cash flows may be better valued by the market.

As a result, it is often the MLP subsidiary that issues new shares to fund new projects, as MLP investors are more receptive to such share issuance. There has been a healthy level of secondary financing activity for MLPs during the reporting period as they continue to fund their ongoing investments in new pipelines, processing and storage facilities. Through November 30, 2011, there were 49 secondary equity offerings for MLPs that raised $12.2 billion. This compares to $11.4 billion raised in 2010. There have also been 10 MLP IPOs so far in 2011 (as of November 30). MLPs also found access to the public debt markets, raising $15.6 billion in 22 offerings during the same time period. This compares to $13.8 billion in 2010 (Source: Barclays Capital). The combination of equity and debt raised about $28 billion, which represents about 11% of the roughly $250 billion MLP market cap.



1 Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

2 Managed assets means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The total return proposition of owning Energy Infrastructure Companies has been and continues to be their yield plus their growth. The yield of MLPs, weighted by market capitalization, on November 30, 2011, was 6.4% (based on AMZX), and for utilities (as measured by UTY) was 4.1% on November 30, 2011. The growth in the quarterly cash distributions that make up this yield has averaged 6.2% annually over the last ten years for MLPs and 5.0% for the utilities. In the opinion of the Sub-Advisor, this growth has been, and will continue to be, driven by three factors: 1) modest increases in volume from growth from both underlying petroleum demand as the economy recovers and increases in North American oil and gas production (particularly in new supply areas); 2) inflation and cost escalators in tariffs and contracts for assets such as pipelines, power transmission and regulated power generation; and 3) accretion from profitable capital projects and acquisitions. The capital projects continue to be related to growth in areas such as the Canadian Oil Sands, the new oil and natural gas shale resources and the need for more infrastructure related to bio-fuels and other environmental mandates (including the conversion of many coal-fired power plants to natural gas, and the need to incorporate renewable power such as wind into the supply mix of electricity as required by renewable power standards of numerous states). We believe thus far, the MLPs and the regulated pipeline and power utilities as a group have done a good job capitalizing on these opportunities. The continued restructuring in the energy infrastructure space discussed above will, in the opinion of the Sub-Advisor, help facilitate financing the build out of this infrastructure.

DISCLOSURE

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

FIRST TRUST ENERGY INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2011

   SHARES/
    UNITS                                       DESCRIPTION                                          VALUE
------------    ---------------------------------------------------------------------------     --------------
MASTER LIMITED PARTNERSHIPS - 30.6%

                GAS UTILITIES - 1.2%
     107,664    AmeriGas Partners, L.P. ...................................................     $    4,724,296
                                                                                                --------------

                INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.6%
      86,500    Brookfield Renewable Energy Partners, L.P. (b).............................          2,145,644
                                                                                                --------------

                OIL, GAS & CONSUMABLE FUELS - 28.8%
      19,700    Alliance Resource Partners, L.P. ..........................................          1,407,565
      90,460    Buckeye Partners, L.P. (b).................................................          5,771,348
     112,000    El Paso Pipeline Partners, L.P. ...........................................          3,670,240
     124,000    Energy Transfer Equity, L.P. (b)...........................................          4,375,960
      31,600    Enterprise Products Partners, L.P. (b).....................................          1,437,484
      96,223    Holly Energy Partners, L.P. ...............................................          5,361,546
     109,300    Magellan Midstream Partners, L.P. (b)......................................          6,993,014
     318,952    Natural Resource Partners, L.P. (b)........................................          8,777,559
     179,000    NuStar Energy, L.P. (b)....................................................          9,816,360
      29,600    NuStar GP Holdings, LLC ...................................................            878,824
      45,000    ONEOK Partners, L.P. ......................................................          2,275,200
     256,443    Plains All American Pipeline, L.P. (b).....................................         16,632,893
     102,700    Spectra Energy Partners, L.P. .............................................          3,108,729
      81,803    Sunoco Logistics Partners, L.P. (b)........................................          8,446,978
     263,545    TC Pipelines, L.P. ........................................................         12,539,471
     289,828    Teekay LNG Partners, L.P. (b)..............................................          9,329,563
     156,817    TransMontaigne Partners, L.P. .............................................          4,793,896
      41,300    Williams Partners, L.P. ...................................................          2,397,878
                                                                                                --------------
                                                                                                   108,014,508
                                                                                                --------------

                TOTAL MASTER LIMITED PARTNERSHIPS .........................................        114,884,448
                (Cost $109,336,500)                                                             --------------


 COMMON STOCKS - 90.1%

                ELECTRIC UTILITIES - 20.9%
     136,000    Duke Energy Corp. (c)......................................................          2,835,600
     274,600    Emera, Inc. (CAD) (b)......................................................          8,822,631
     231,450    Exelon Corp. (b) (c).......................................................         10,255,549
      69,800    Fortis, Inc. (CAD) (b).....................................................          2,293,248
      60,000    ITC Holdings Corp. (b).....................................................          4,435,200
     351,200    NextEra Energy, Inc. (b) (c)...............................................         19,470,528
     421,000    Northeast Utilities (b) (c)................................................         14,570,810
     361,700    Southern Co. (b) (c).......................................................         15,882,247
                                                                                                --------------
                                                                                                    78,565,813
                                                                                                --------------

                GAS UTILITIES - 4.1%
      40,800    ONEOK, Inc. (b) (c)........................................................          3,392,928
     392,600    UGI Corp. (b) (c)..........................................................         11,762,296
                                                                                                --------------
                                                                                                    15,155,224
                                                                                                --------------

                MULTI-UTILITIES - 13.1%
      35,000    Atco, Ltd. (CAD) (b).......................................................          2,139,222
      35,500    Canadian Utilities, Ltd. (CAD) (b).........................................          2,163,866
     522,600    Centerpoint Energy, Inc. (b)...............................................         10,399,740
     261,400    Dominion Resources, Inc. (b) (c)...........................................         13,493,468
      50,000    National Grid PLC, ADR ....................................................          2,471,000


Page 6                 See Notes to Financial Statements

FIRST TRUST ENERGY INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011


   SHARES/
    UNITS                                       DESCRIPTION                                          VALUE
------------    ---------------------------------------------------------------------------     --------------
COMMON STOCKS - (Continued)

                MULTI-UTILITIES - (Continued)
     808,500    NiSource, Inc. (b) (c).....................................................     $   18,522,735
                                                                                                --------------
                                                                                                    49,190,031
                                                                                                --------------

                OIL, GAS & CONSUMABLE FUELS - 52.0%
     639,700    El Paso Corp. (b) (c)......................................................         15,998,897
     860,684    Enbridge Energy Management, LLC (d) (e) (f)................................         26,922,195
     187,051    Enbridge Energy Management, LLC (b) (f)....................................          5,959,459
     549,600    Enbridge Income Fund Holdings, Inc. (CAD) (b)..............................         10,453,689
     380,469    Enbridge, Inc. (CAD) (b) (c)...............................................         13,419,142
     197,300    Keyera Corp. (CAD) (b).....................................................          8,898,279
     506,058    Kinder Morgan Management, LLC (b) (f)......................................         35,813,725
     292,300    Kinder Morgan, Inc. (b)....................................................          8,622,850
     352,100    Pembina Pipeline Corp. (CAD) (b)...........................................         10,270,087
     427,850    Spectra Energy Corp. (b) (c)...............................................         12,587,347
     435,400    TransCanada Corp. (b) (c)..................................................         18,199,720
     238,000    Veresen, Inc. (CAD) (b)....................................................          3,397,500
     761,600    Williams Cos., Inc. (b) (c)................................................         24,584,448
                                                                                                --------------
                                                                                                   195,127,338
                                                                                                --------------

                TOTAL COMMON STOCKS .......................................................        338,038,406
                (Cost $308,214,023)                                                             --------------



                TOTAL INVESTMENTS - 120.7% ................................................        452,922,854
                (Cost $417,550,523) (g)                                                         --------------


  NUMBER OF
  CONTRACTS                                     DESCRIPTION                                          VALUE
------------    ---------------------------------------------------------------------------     --------------
CALL OPTIONS WRITTEN - (0.5%)

                Dominion Resources, Inc. Calls
         525    @ 55 due January 12 .......................................................             (7,875)
         975    @ 55 due April 12 .........................................................            (87,750)
                                                                                                --------------
                                                                                                       (95,625)
                                                                                                --------------
                Duke Energy Corp. Calls
         509    @ 21 due January 12 .......................................................            (17,815)
          91    @ 21 due April 12 .........................................................             (5,460)
                                                                                                --------------
                                                                                                       (23,275)
                                                                                                --------------
                El Paso Corp. Call
       2,000    @ 26 due April 12 .........................................................           (146,000)
                                                                                                --------------

                Enbridge, Inc. Calls
       1,500    @ 35 due December 11 ......................................................           (105,000)
         600    @ 37.5 due January 12 .....................................................            (30,000)
                                                                                                --------------
                                                                                                      (135,000)
                                                                                                --------------

                       See Notes to Financial Statements                  Page 7

FIRST TRUST ENERGY INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011


  NUMBER OF
  CONTRACTS                                     DESCRIPTION                                          VALUE
------------    ---------------------------------------------------------------------------     --------------
CALL OPTIONS WRITTEN - (Continued)

                Exelon Corp. Calls
         147    @ 45 due December 11 ......................................................     $       (3,087)
         250    @ 46 due December 11 ......................................................             (1,250)
         300    @ 44 due January 12 .......................................................            (34,500)
         640    @ 45 due January 12 .......................................................            (44,800)
                                                                                                --------------
                                                                                                       (83,637)
                                                                                                --------------
                NextEra Energy, Inc. Calls
       1,000    @ 55 due December 11 ......................................................            (95,000)
         800    @ 60 due January 12 .......................................................             (6,000)
         200    @ 60 due March 12 .........................................................             (7,000)
                                                                                                --------------
                                                                                                      (108,000)
                                                                                                --------------
                NiSource, Inc. Calls
       1,658    @ 22.5 due December 11 ....................................................            (99,480)
       1,500    @ 22.5 due January 12 .....................................................           (157,500)
       1,400    @ 25 due April 12 .........................................................            (70,000)
                                                                                                --------------
                                                                                                      (326,980)
                                                                                                --------------
                Northeast Utilities Calls
       1,000    @ 35 due December 11 ......................................................            (40,000)
         700    @ 35 due January 12........................................................            (56,000)
         700    @ 35 due April 12 .........................................................            (77,000)
                                                                                                --------------
                                                                                                      (173,000)
                                                                                                --------------
                ONEOK, Inc. Call
         200    @ 85 due December 11 ......................................................            (20,000)
                                                                                                --------------
                Southern Co. Calls
         449    @ 44 due January 12 .......................................................            (36,369)
           7    @ 45 due January 12 .......................................................               (259)
       2,044    @ 45 due February 12 ......................................................           (104,244)
                                                                                                --------------
                                                                                                      (140,872)
                                                                                                --------------
                Spectra Energy Corp. Calls
         400    @ 29 due December 11 ......................................................            (36,400)
         700    @ 30 due December 11 ......................................................            (17,500)
         500    @ 30 due March 12 .........................................................            (57,500)
         800    @ 31 due March 12 .........................................................            (60,000)
                                                                                                --------------
                                                                                                      (171,400)
                                                                                                --------------
                TransCanada Corp. Calls
       1,200    @ 45 due February 12 ......................................................            (48,000)
       1,000    @ 45 due May 12 ...........................................................           (100,000)
                                                                                                --------------
                                                                                                      (148,000)
                                                                                                --------------
                UGI Corp. Calls
         829    @ 30 due December 11 ......................................................            (29,015)
       1,471    @ 30 due January 12 .......................................................           (102,970)
                                                                                                --------------
                                                                                                      (131,985)
                                                                                                --------------
                Williams Cos., Inc. Calls
       1,000    @ 33 due December 11 ......................................................            (59,000)
       1,008    @ 34 due December 11 ......................................................            (29,232)
         309    @ 32 due January 12 .......................................................            (57,783)
         600    @ 34 due January 12 .......................................................            (61,200)


Page 8                 See Notes to Financial Statements

FIRST TRUST ENERGY INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011

  NUMBER OF
  CONTRACTS                                     DESCRIPTION                                          VALUE
------------    ---------------------------------------------------------------------------     --------------
CALL OPTIONS WRITTEN - (Continued)

                Williams Cos., Inc. Calls - (Continued)
         514    @ 32 due February 12.......................................................     $     (104,856)
                                                                                                --------------
                                                                                                      (312,071)
                                                                                                --------------
                TOTAL CALL OPTIONS WRITTEN ................................................         (2,015,845)
                (Premiums received $1,735,315)                                                  --------------

                OUTSTANDING LOAN - (27.2%) ................................................       (102,000,000)
                NET OTHER ASSETS AND LIABILITIES - 7.0% ...................................         26,325,190
                                                                                                --------------
                NET ASSETS - 100.0% .......................................................     $  375,232,199
                                                                                                --------------

-------------------
      (a) All percentages shown in the Portfolio of Investments are based on net assets.

      (b) All or a portion of this security is available to serve as collateral on the outstanding loan.

      (c) Call options were written on a portion of the common stock position and are fully covered by the common stock position.

      (d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

      (e) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

      (f)   Non-income producing security which pays in-kind distributions.

      (g) Aggregate cost for federal income tax purposes is $417,384,526. As of November 30, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $36,169,757 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $631,429.

      ADR   American Depositary Receipt
      CAD   Canadian Dollar


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of November 30, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                              LEVEL 2           LEVEL 3
                                                           TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                          VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                         11/30/2011          PRICES            INPUTS            INPUTS
                                                       --------------    --------------    --------------    --------------
Master Limited Partnerships*......................     $  114,884,448    $  114,884,448    $           --    $           --
Common Stocks:
   Oil, Gas & Consumable Fuels....................        195,127,338       168,205,143        26,922,195                --
   Other Industry Categories*.....................        142,911,068       142,911,068                --                --
                                                       --------------    --------------    --------------    --------------
TOTAL INVESTMENTS..............................        $  452,922,854    $  426,000,659    $   26,922,195    $           --
                                                       ==============    ==============    ==============    ==============

                                                     LIABILITIES TABLE
                                                                                            LEVEL 2            LEVEL 3
                                                            TOTAL          LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                          VALUE AT          QUOTED         OBSERVABLE        UNOBSERVABLE
                                                         11/30/2011         PRICES           INPUTS             INPUTS
                                                       --------------    --------------    --------------    --------------
Call Options Written...........................        $   (2,015,845)   $   (2,015,845)   $           --    $           --
                                                       ==============    ==============    ==============    ==============


* See the Portfolio of Investments for the industry breakout. Industry categories are only shown separately if they include holdings in two or more levels.


                       See Notes to Financial Statements                  Page 9

FIRST TRUST ENERGY INFRASTRUCTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2011

ASSETS:
Investments, at value
 (Cost $417,550,523) .........................................................................     $ 452,922,854
Cash..........................................................................................        30,292,584
Prepaid expenses .............................................................................             6,099
Receivables:
   Dividends..................................................................................         1,266,784
   Investment securities sold.................................................................            55,899
   Interest...................................................................................             6,754
                                                                                                   -------------
     Total Assets.............................................................................       484,550,974
                                                                                                   -------------

LIABILITIES:
Outstanding loan..............................................................................       102,000,000
Options written, at value (Premiums received $1,735,315)......................................         2,015,845
Payables:
   Investment securities purchased............................................................         4,194,699
   Offering costs.............................................................................           525,504
   Investment advisory fees...................................................................           362,115
   Interest and fees on loan..................................................................            70,020
   Audit and tax fees.........................................................................            50,500
   Administrative fees........................................................................            29,613
   Custodian fees.............................................................................            29,360
   Printing fees..............................................................................            24,120
   Trustees' fees and expenses................................................................             6,430
   Legal fees.................................................................................             6,068
   Transfer agent fees........................................................................             2,167
   Financial reporting fees...................................................................             1,490
Other liabilities ............................................................................               844
                                                                                                   -------------
     Total Liabilities........................................................................       109,318,775
                                                                                                   -------------
NET ASSETS ...................................................................................     $ 375,232,199
                                                                                                   =============
NET ASSETS CONSIST OF:
Paid-in capital ..............................................................................     $ 334,344,006
Par value ....................................................................................           175,502
Accumulated net investment income (loss) .....................................................           509,363
Accumulated net realized gain (loss) on investments, written options and foreign
  currency transactions ......................................................................         5,109,829
Net unrealized appreciation (depreciation) on investments, written options and
foreign currency translation .................................................................        35,093,499
                                                                                                   -------------
NET ASSETS ...................................................................................     $ 375,232,199
                                                                                                   =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) .........................     $       21.38
                                                                                                   =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)...        17,550,236
                                                                                                   =============




Page 10                See Notes to Financial Statements

FIRST TRUST ENERGY INFRASTRUCTURE FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED NOVEMBER 30, 2011 (a)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $75,784).........................................     $   1,918,145
Interest......................................................................................             6,754
                                                                                                   -------------
   Total investment income....................................................................         1,924,899
                                                                                                   -------------

EXPENSES:
Investment advisory fees......................................................................           695,330
Interest and fees on loan.....................................................................           106,475
Administrative fees...........................................................................            57,332
Audit and tax fees............................................................................            50,500
Custodian fees................................................................................            29,360
Legal fees....................................................................................            27,809
Printing fees.................................................................................            24,120
Trustees' fees and expenses...................................................................             6,454
Transfer agent fees...........................................................................             3,945
Financial reporting fees......................................................................             2,313
Other.........................................................................................             8,887
                                                                                                   -------------
   Total expenses.............................................................................         1,012,525
                                                                                                   -------------
NET INVESTMENT INCOME (LOSS)..................................................................           912,374
                                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments................................................................................         5,012,635
   Written options (b)........................................................................            97,194
   Foreign currency transactions..............................................................          (403,011)
                                                                                                   -------------
Net realized gain (loss)......................................................................         4,706,818
                                                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
   Investments................................................................................        35,372,331
   Written options (b)........................................................................          (280,530)
   Foreign currency translation...............................................................             1,698
                                                                                                   -------------
Net change in unrealized appreciation (depreciation)..........................................        35,093,499
                                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS).......................................................        39,800,317
                                                                                                   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................     $  40,712,691
                                                                                                   =============


(a) The Fund was seeded on August 18, 2011 and commenced operations on September 27, 2011.

(b)   Primary risk exposure is equity option contracts.



                       See Notes to Financial Statements                 Page 11

FIRST TRUST ENERGY INFRASTRUCTURE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                           PERIOD
                                                                                            ENDED
                                                                                        11/30/2011 (a)
                                                                                        -------------
OPERATIONS:
Net investment income (loss).......................................................     $     912,374
Net realized gain (loss)...........................................................         4,706,818
Net change in unrealized appreciation (depreciation)...............................        35,093,499
                                                                                        -------------
Net increase (decrease) in net assets resulting from operations....................        40,712,691
                                                                                        -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold (b)...............................................       335,209,508
Proceeds from Common Shares reinvested.............................................                --
Offering costs.....................................................................          (690,000)
                                                                                        -------------
Net increase (decrease) in net assets resulting from capital transactions..........       334,519,508
                                                                                        -------------
Total increase (decrease) in net assets............................................       375,232,199

NET ASSETS:
Beginning of period................................................................                --
                                                                                        -------------
End of period......................................................................     $ 375,232,199
                                                                                        =============
Accumulated net investment income (loss) at end of period..........................     $     509,363
                                                                                        =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares sold (b).............................................................        17,550,236
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                --
                                                                                        -------------
Common Shares at end of period.....................................................        17,550,236
                                                                                        =============



-------------------
(a) The Fund was seeded on August 18, 2011 and commenced operations on September 27, 2011.

(b) Includes 295,000 shares sold from the over allotment option of the initial public offering. The shares were sold on November 10, 2011, the trade date, at the initial offering price of $19.10, which differed from the closing common share price of $20.01 and the closing NAV per share of $20.85 on that date.


Page 12                See Notes to Financial Statements

FIRST TRUST ENERGY INFRASTRUCTURE FUND
STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED NOVEMBER 30, 2011 (a)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...................     $  40,712,691
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities: ............................
    Purchases of investments ......................................................      (445,364,329)
    Sales of investments ..........................................................        35,043,393
    Proceeds from written options 2,418,463 .......................................
    Return of capital received from investment in MLPs ............................         1,335,894
    Net realized gain/loss on investments and options .............................        (5,109,829)
    Net change in unrealized appreciation/depreciation on investments and options .       (35,091,801)

CHANGES IN ASSETS AND LIABILITIES:
    Increase in interest receivable ...............................................            (6,754)
    Increase in dividends receivable (b) ..........................................        (1,266,784)
    Increase in prepaid expenses ..................................................            (6,099)
    Increase in interest and fees on loan payable .................................            70,020
    Increase in investment advisory fees payable ..................................           362,115
    Increase in audit and tax fees payable ........................................            50,500
    Increase in legal fees payable ................................................             6,068
    Increase in printing fees payable .............................................            24,120
    Increase in administrative fees payable .......................................            29,613
    Increase in custodian fees payable ............................................            29,360
    Increase in transfer agent fees payable .......................................             2,167
    Increase in Trustees' fees and expenses payable ...............................             6,430
    Increase in financial reporting fees payable ..................................             1,490
    Increase in other liabilities payable .........................................               844
                                                                                        -------------
CASH USED IN OPERATING ACTIVITIES .................................................                      $(406,752,428)
                                                                                                         -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds of Common Shares sold ................................................       335,209,508
    Offering costs ................................................................          (164,496)
    Issuances of loan .............................................................       102,000,000
                                                                                        -------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES .......................................                        437,045,012
                                                                                                         -------------
Increase in cash ..................................................................                         30,292,584
Cash at beginning of period .......................................................                                 --
                                                                                                         -------------
CASH AT END OF PERIOD .............................................................                      $  30,292,584
                                                                                                         =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees .................................                      $      36,455
                                                                                                         =============


-------------------
(a) The Fund was seeded on August 18, 2011 and commenced operations on September 27, 2011.

(b) Includes net change in unrealized appreciation (depreciation) on foreign currency of $1,698.


                       See Notes to Financial Statements                 Page 13

FIRST TRUST ENERGY INFRASTRUCTURE FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           PERIOD
                                                                                            ENDED
                                                                                        11/30/2011 (a)
                                                                                        -------------
Net asset value, beginning of period ...                                                $       19.10 (b)
                                                                                        -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................................................               0.05
Net realized and unrealized gain (loss) ..........................................               2.30
                                                                                        -------------
Total from investment operations .................................................               2.35
                                                                                        -------------
Common Shares offering costs charged to paid-in capital...........................              (0.04)
                                                                                        -------------
Capital reduction resulting from issuance of Common Shares
    related to over allotment ....................................................              (0.03)
                                                                                        -------------
Net asset value, end of period ...................................................      $       21.38
                                                                                        =============
Market value, end of period ......................................................      $       19.82
                                                                                        =============
TOTAL RETURN BASED ON NET ASSET VALUE (c).........................................              11.94 %
                                                                                        =============
TOTAL RETURN BASED ON MARKET VALUE  (c)...........................................              (0.90)%
                                                                                        =============
--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............................................      $     375,232
Ratio of total expenses to average net assets ....................................               1.66% (d)
Ratio of total expenses to average net assets excluding interest expense
     and fees on loan ............................................................               1.48% (d)
Ratio of net investment income (loss) to average net assets ......................               1.49% (d)
Portfolio turnover rate ..........................................................                  8%
INDEBTEDNESS:
Total loan outstanding (in 000's) ................................................      $     102,000
Asset coverage per $1,000 of indebtedness (e).....................................      $       4,679


--------------------

(a) Initial seed date of August 18, 2011. The Fund commenced operations on September 27, 2011.

(b)   Net of sales load of $0.90 per Common Share on initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Annualized.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the outstanding loan balance in 000's.


Page 14                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                               NOVEMBER 30, 2011

                              1. FUND DESCRIPTION

First Trust Energy Infrastructure Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2011 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FIF on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Fund seeks to achieve its objective by investing primarily in securities of companies engaged in the energy infrastructure sector. Energy infrastructure companies principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian income trusts and their successor companies (collectively, "Canadian Income Equities"), pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies"). For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests, taking into account the varying tax characteristics of such securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

      Common stocks, MLPs and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean between the most recent bid and asked prices. Over-the-counter options and futures contracts are valued at their closing bid prices.

Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                               NOVEMBER 30, 2011

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar securities in active markets.

            o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2011, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may enter into options written to hedge against changes in the value of equities. Also, by writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"). The number of options the Fund can write
(sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written options" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                               NOVEMBER 30, 2011

of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter ("OTC") options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

D. RESTRICTED SECURITIES:

The Fund may invest up to 15% of its Managed Assets in restricted securities. Managed Assets means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. Restricted securities are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2011, the Fund held a restricted security as shown in the following table. The Fund does not have the right to demand that such security be registered. The security is valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A).

                                  ACQUISITION      SHARES/                                                      % OF
SECURITY                             DATE          UNITS          PRICE     CARRYING COST       VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Enbridge Energy Management, LLC   11/14/2011       860,684       $31.28     $ 25,700,000     $ 26,922,195       7.2%

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the period ended November 30, 2011, primarily a result of differing book and tax treatment on realization of foreign currency gains/(losses), have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $403,011 and an increase in accumulated net realized gain (loss) on investments by $403,011. Net assets were not affected by this reclassification.

As of November 30, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................  $   5,507,810
Undistributed capital gains.......................             --
                                                    -------------
Total undistributed earnings......................      5,507,810
Accumulated capital and other losses..............        (54,615)
Net unrealized appreciation (depreciation)........     35,259,496
                                                    -------------
Total accumulated earnings (losses)...............     40,712,691
Other   ..........................................             --
Paid-in capital...................................    334,519,508
                                                    -------------
Net assets........................................   $375,232,199
                                                    =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                               NOVEMBER 30, 2011


F. INCOME TAXES:

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. At November 30, 2011, the Fund had no capital loss carryforward for federal income tax purposes.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended November 30, 2011, the Fund elected to defer net realized currency losses of $54,615 incurred between November 1, 2011 and November 30, 2011.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable year 2011 remains open to federal and state audit. As of November 30, 2011 management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

I. ORGANIZATION AND OFFERING COSTS:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund's Common Share offering costs of $690,000 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended November 30, 2011.

J. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                               NOVEMBER 30, 2011


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, purchased, through a wholl-owned subsidiary, a 20% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, an affiliate of the Sub-Advisor. In addition, as of September 29, 2011, FTCP purchased a preferred interest in the Sub-Advisor. The preferred interest is non-voting and does not share in the profits or losses of the Sub-Advisor. The Sub-Advisor may buy back any or all of FTCP's preferred interest at any time and FTCP may sell back to the Sub-Advisor up to fifty percent of its preferred interest on or after March 29, 2013 and any or all of its preferred interest after September 29, 2014. As of the date of this report the Sub-Advisor has bought back just over twenty percent (20%) of FTCP's preferred interest.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period ended November 30, 2011 were $449,559,028 and $35,099,292, respectively.

Written option activity for the Fund was as follows:


                                                     NUMBER
                                                       OF
WRITTEN OPTIONS                                     CONTRACTS       PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at beginning of the period            --       $       --
Options Written............................           38,787        2,418,463
Options Expired............................           (1,842)         (97,194)
Options Exercised..........................           (7,419)        (585,954)
Options Closed.............................                --              --
                                                    ---------      ----------
Options outstanding at November 30, 2011...           29,526       $1,735,315
                                                    =========      ==========


                                 5. BORROWINGS

On October 6, 2011, the Fund entered into a committed facility agreement with the Bank of Nova Scotia ("Scotia") that has a maximum commitment amount of $145,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 65 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.20% on the undrawn amount of such facility. The average amount outstanding between October 6, 2011 and November 30, 2011 was $57,875,000, with a weighted average interest rate of 0.90%. As of November 30, 2011, the Fund had outstanding borrowings of $102,000,000 under this committed facility agreement. The high and low annual interest rates for the period ended November 30, 2011 were 0.92% and 0.89%, respectively. The interest rate at November 30, 2011 was 0.92%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                               NOVEMBER 30, 2011


                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund invests at least 80% of its Managed Assets in securities issued by Energy Infrastructure Companies. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy Infrastructure Company issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective January 1, 2012, each Independent Trustee will be paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer will be allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee will be paid $15,000 annually, the Chairman of the Audit Committee will be paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees continue to be reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

Effective January 23, 2012, Mr. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board and member of the Executive Committee. The Board elected Mr. Bradley to serve as the President and Chief Executive Officer and Mr. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENERGY
INFRASTRUCTURE FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Energy Infrastructure Fund (the "Fund"), including the portfolio of investments, as of November 30, 2011, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period from August 18, 2011 (initial seed date) through November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Energy Infrastructure Fund as of November 30, 2011, and the results of its operations, its cash flows, changes in its net assets, and the financial highlights for the period from August 18, 2011 (initial seed date) through November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
January 24, 2012

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                         NOVEMBER 30, 2011 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                         NOVEMBER 30, 2011 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of August 15, 2011, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Energy Infrastructure Fund (the "Fund"), including the Independent Trustees, approved the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"), at a meeting held on March 21, 2011. The Board determined that the Agreements are in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the proposed advisory fee and sub-advisory fee for the Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; estimated expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisor under the Agreements, and noted that employees of the Advisor provide management services to other investment companies in the First Trust complex with diligence and care. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor.The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board noted the efforts expended by the Advisor in organizing the Fund and making arrangements for entities to provide services to the Fund. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Sub-Advisor's investment style. At the meeting, the Trustees received a presentation from representatives of the Sub-Advisor and were able to ask questions about the Sub-Advisor's proposed investment strategies for the Fund as well as the Sub-Advisor's compliance program. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory and sub-advisory fees to be paid under the Agreements. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the proposed advisory fee and the estimated expense ratio assuming an asset level for the Fund as compared to the advisory fees and expense ratios of a limited peer group selected by Lipper. The Board noted that the Fund's proposed advisory fee and estimated expense ratio were below and above, respectively, the median advisory fee and expense ratio of the peer group. The Board also reviewed data prepared by the Advisor showing the proposed advisory fee as compared to an additional group of peer funds. The Board considered the proposed sub-advisory fee rate and how it would relate to the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                         NOVEMBER 30, 2011 (UNAUDITED)

overall management fee structure of the Fund, noting that the fees to be paid to the Sub-Advisor would be paid by the Advisor from its advisory fee. The Board considered the advisory fees charged by the Advisor to other closed-end funds, and noted that the Advisor provides advisory services to another closed-end fund for which the Sub-Advisor also acts as the sub-advisor with investment objectives and policies similar to the Fund that has the same advisory and sub-advisory fee rates. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is generally lower than the fee rate charged by the Sub-Advisor to other similar clients. Since the Fund is newly organized, the Board did not consider investment performance of the Fund. The Board considered performance information on the similar closed-end fund overseen by the Board and managed by the Advisor for which the same portfolio managers of the Sub-Advisor serve as such. On the basis of all the information provided on the fees and expenses of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and the Sub-Advisor under the Agreements.

The Board considered the Advisor's representation that the proposed advisory fees was not structured to pass the benefits of any economies of scale on to shareholders. The Board noted that the Advisor has continued to invest in personnel and infrastructure for the Advisor's fund complex and indicated that, because the Fund is a closed-end fund, the Advisor believed that any discussion of economies of scale was not material to a discussion of the advisory fee structure. The Board took the costs to be borne by the Advisor in connection with its services to be performed under the Advisory Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Advisory Agreement to the Advisor. The Board noted that the Sub-Advisor commented on its estimated profitability under the Sub-Advisory Agreement in its written response to the Board and noted that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, and that the Sub-Advisor would be paid by the Advisor. The Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also considered the fall-out benefits described by the Sub-Advisor that may be realized from its relationship with the Fund, including the use of soft dollars and the ownership interest of an affiliate of the Advisor in the Sub-Advisor.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                         NOVEMBER 30, 2011 (UNAUDITED)

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                  THE FIRST TRUST       OTHER
    NAME, ADDRESS,                  TERM OF OFFICE                                                 FUND COMPLEX    TRUSTEESHIPS OR
   DATE OF BIRTH AND                 AND LENGTH OF          PRINCIPAL OCCUPATIONS                   OVERSEEN BY     DIRECTORSHIPS
POSITION WITH THE FUND                SERVICE (2)            DURING PAST 5 YEARS                      TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee       o Three-Year Term  Physician; President, Wheaton Orthopedics;        82        None
c/o First Trust Advisors L.P.                         Co-Owner and Co-Director (January 1996
120 East Liberty Drive,            o Since Fund       to May 2007), Sports Med Center for
  Suite 400                          Inception        Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                     Estate Limited Partnership; Member,
D.O.B.: 04/51                                         Sportsmed LLC

Thomas R. Kadlec, Trustee          o Three-Year Term  President (March 2010 to Present), Senior         82        Director of ADM
c/o First Trust Advisors L.P.                         Vice President and Chief Financial Officer                  Investor Services,
120 East Liberty Drive,            o Since Fund       (May 2007 to March 2010), Vice President                    Inc. and ADM
  Suite 400                          Inception        and Chief Financial Officer (1990 to May                    Investor Services
Wheaton, IL 60187                                     2007), ADM Investor Services, Inc. (Futures                 International
D.O.B.: 11/57                                         Commission Merchant)

Robert F. Keith, Trustee           o Three-Year Term  President (2003 to Present), Hibs                 82        Director of Trust
c/o First Trust Advisors L.P.                         Enterprises (Financial and Management                       Company of
120 East Liberty Drive,            o Since Fund       Consulting)                                                 Illinois
  Suite 400                          Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee           o Three-Year Term  President (June 2002 to Present), Covenant        82        Director of
c/o First Trust Advisors L.P.                         College                                                     Covenant
120 East Liberty Drive,            o Since Fund                                                                   Transport Inc.
  Suite 400                          Inception
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,           o Three-Year       Chief Executive Officer (December 2010            82        None
President, Chairman of the Board     Trustee Term     to Present), President, (until December
and CEO(1)                           Indefinite       2010), First Trust Advisors L.P. and First
120 East Liberty Drive,              Officer Term     Trust Portfolios L.P.; Chairman of the
  Suite 400                                           Board of Directors, BondWave LLC (Software
Wheaton, IL 60187                  o Since Fund       Development Company/Investment Advisor)
D.O.B.: 09/55                        Inception        and Stonebridge Advisors LLC (Investment

-------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                         NOVEMBER 30, 2011 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES        TERM OF OFFICE AND                 PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND              LENGTH OF SERVICE                   DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         Treasurer, Chief          o Indefinite Term           Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Financial Officer and                                 and Chief Financial Officer, First Trust Advisors
   Suite 400            Chief Accounting Officer  o Since Fund Inception      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                             Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                 Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)

Erin E. Chapman         Assistant Secretary       o Indefinite Term           Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                         Present), Associate Counsel (March 2006 to October
   Suite 400                                      o Since Fund Inception      2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.; Associate Attorney (November 2003
D.O.B.: 08/76                                                                 to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas          Assistant Treasurer       o Indefinite Term           Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                         President (April 2007 to January 2011), Vice
   Suite 400                                      o Since Fund Inception      President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                                             Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Roseanne Gatta          Assistant Secretary       o Indefinite Term           Board Liaison Associate (July 2010 to Present), First
120 E. Liberty Drive,                                                         Trust Advisors L.P. and First Trust Portfolios L.P.;
   Suite 400                                      o Since Fund Inception      Assistant Vice President (February 2001 to July
Wheaton, IL 60187                                                             2010), PNC Global Investment Services
D.O.B.: 07/55

Christopher R. Fallow   Assistant Vice President  o Indefinite Term           Assistant Vice President (August 2006 to Present),
120 E. Liberty Drive,                                                         Associate (January 2005 to August 2006), First Trust
   Suite 400                                      o Since Fund Inception      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 04/79

W. Scott Jardine        Secretary                 o Indefinite Term           General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,                                                         Trust Portfolios L.P. and BondWave LLC
   Suite 400                                      o Since Fund Inception      (Software Development Company/Investment
Wheaton, IL 60187                                                             Advisor): Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                 (Investment Advisor)

Daniel J. Lindquist     Vice President            o Indefinite Term           Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), First Trust Advisors L.P. and First Trust
   Suite 400                                      o Since Fund Inception      Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Coleen D. Lynch         Assistant Vice President  o Indefinite Term           Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                         First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                      o Since Fund Inception      L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                             Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                                 Stanley Investment Management

Kristi A. Maher         Assistant Secretary and   o Indefinite Term           Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,   Chief Compliance Officer  o Assistant Secretary       Assistant General Counsel (March 2004 to May
   Suite 400                                        Since Fund Inception      2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                 o Chief Compliance Officer  Portfolios L.P.
D.O.B.: 12/66                                       Since January 2011

-------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                         NOVEMBER 30, 2011 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed from Registrant's inception on September 27, 2011 through November 30, 2011 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal year were $2,000.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed from Registrant's inception on September 27, 2011 through November 30, 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

          Audit-Related Fees (Investment Adviser) -- The aggregate fees billed from Registrant's inception on September 27, 2011 through November 30, 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $21,000. These were for the organizational and offering fees of the Registrant.

      (c) Tax Fees (Registrant) -- The aggregate fees billed from Registrant's inception on September 27, 2011 through November 30, 2011 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $0.

          Tax Fees (Investment Adviser) -- The aggregate fees billed from Registrant's inception on September 27, 2011 through November 30, 2011 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's investment adviser were $0.

      (d) All Other Fees (Registrant) -- The aggregate fees billed from Registrant's inception on September 27, 2011 through November 30, 2011 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

          All Other Fees (Investment Adviser) -- The aggregate fees billed from Registrant's inception on September 27, 2011 through November 30, 2011 for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant from Registrant's inception on September 27, 2011 through November 30, 2011 were $0 for the Registrant and $2,480 for the Registrant's investment adviser.

      (h) The Registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND PROCEDURES

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

      o     ensuring that proxies are voted in the best interest of clients;

      o addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

      o disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities;

      o describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.


      ENGAGEMENT OF RISKMETRICS GROUP

With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged RiskMetrics Group ("RiskMetrics"), formerly known as Institutional Shareholder Services, as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed RiskMetrics to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

      CONFLICTS OF INTEREST IN PROXY VOTING

There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by RiskMetrics, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with RiskMetrics's own pre-existing proxy voting guidelines.

      DISCLOSURE ON HOW PROXIES WERE VOTED

EIP will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.

      PROXY MATERIALS

EIP personnel will instruct custodians to forward to RiskMetrics all proxy materials received on securities held in EIP client accounts.

      LIMITATIONS

In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

      *Limited Value: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

      *Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

      *Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

      OVERSIGHT OF POLICY

The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.



      RECORDKEEPING ON PROXIES

      In it the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

      o     a copy of EIP's proxy voting policies and procedures;

      o a copy of all proxy statements received on securities in client accounts (EIP may rely on RiskMetrics or the SEC's EDGAR system to satisfy this requirement);

      o a record of each vote cast on behalf of a client (EIP relies on RiskMetrics to satisfy this requirement);

      o a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

      o a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures, and

      o a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

      The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Information provided as of February 1, 2012.

James Murchie, Chief Executive Officer and Founder of Energy Income Partners, LLC ("EIP" or "Sub-Advisor"), and Eva Pao, principal of EIP, are co-portfolio managers responsible for the day-to-day management of the registrant's portfolio. Both portfolio managers have served in such capacity for the Fund for 38 months.

JAMES J. MURCHIE
Founder and CEO of Energy Income Partners, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum in 7 operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO
Principal of Energy Income Partners, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Information provided as of November 30, 2011.

------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                                                                            # of Accounts Managed   Total Assets for which
                                             Total # of                    for which Advisory Fee    Advisory Fee is Based
   Name of Portfolio          Type of         Accounts      Total Assets         is Based on            on Performance
Manager or Team Member        Accounts         Managed      (millions)           Performance              (millions)
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
    1. James Murchie         Registered           2          $592 mill                0                       $0
                             Investment
                             Companies:
                          ----------------- -------------- --------------- ------------------------ -----------------------
                            Other Pooled
                             Investment
                             Vehicles:            3          $151 mill                3                   $151 mill
                          ----------------- -------------- --------------- ------------------------ -----------------------
                          Other Accounts:        380         $267 mill                2                      $39
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                             Registered
                             Investment
       2. Eva Pao            Companies:           2          $592 mill                0                       $0
                          ----------------- -------------- --------------- ------------------------ -----------------------
                            Other Pooled
                             Investment
                             Vehicles:            3          $151 mill                3                   $151 mill
                          ----------------- -------------- --------------- ------------------------ -----------------------
                          Other Accounts:        380         $267 mill                2                      $39
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------


POTENTIAL CONFLICTS OF INTERESTS

The EIP investment professionals that serve as portfolio managers of the registrant also serve as portfolio managers to three private investment funds (the "Private Funds"), each of which has a performance-based fee, one open-ended mutual fund, and 380 separately managed accounts, 2 of which have a performance-based fee.

EIP has written policies and procedures regarding Order Aggregation and Allocation to ensure that all accounts are treated fairly and equitably and that no account is disadvantaged. EIP will generally execute client transactions on an aggregated basis when the Firm believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP's ability to implement this may be limited by an Account's custodian, directed brokerage arrangements or other constraints limiting EIP's use of a common executing broker.

An aggregated order may be allocated on a basis different from that specified herein provided all clients receive fair and equitable treatment and there is a legitimate reason for the different allocation. Reasons for deviation may include (but are not limited to): a client's investment guidelines and restrictions, available cash, liquidity requirements, leverage targets, rebalancing total risk exposure across all clients, tax or legal reasons, and to avoid odd-lots or in cases when a normal allocation would result in a de minimis allocation to one or more clients.

(a)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBERS

Information provided as of February 1, 2012.

The portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relationship to their ownership of EIP. The profits of EIP are influenced by the assets managed by the funds and the performance of the funds. While a portion of the portfolio manager's compensation is tied to performance through incentive fees earned through the Private Funds, the portfolio managers are not incentivized to take undue risk in circumstances when the funds' performance lags as their investment fees may sometimes have a high water mark or be subject to a hurdle rate. Moreover, the Registrant's portfolio managers are the principal owners of EIP and are incentivized to maximize the long-term performance of all of its funds. The compensation of the Portfolio team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through competitive compensation.


(a)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of November 30, 2011.


                                     Dollar Range of Fund Shares
           Name                      Beneficially Owned
           -------------             ---------------------------
           James Murchie             $0
           Eva Pao                   $0


(b)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Registrant's organizational meeting, the Registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees as described below:

Any proposal to elect any person nominated by shareholders for election as trustee may only be brought before an annual meeting of the Registrant if timely written notice (the "Shareholder Notice") is provided to the secretary of the Registrant. Unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at Registrant's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the Registrant's proxy statement released to shareholders for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of the Registrant shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s);
(C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) shall deliver, as part of such Shareholder
Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal;
(iii) such shareholder's name and address as they appear on the Registrant's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the Exchange Act; (v) the class or series and number of all shares of the Registrant owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. As used herein, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  First Trust Energy Infrastructure Fund
                              ------------------------------------------------

By (Signature and Title)*     /s/ Mark R. Bradley
                              ------------------------------------------------
                              Mark R. Bradley, President and Chief Executive
                              Officer
                              (principal executive officer)

Date  January 24, 2012
      ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Mark R. Bradley
                              ------------------------------------------------
                              Mark R. Bradley, President and Chief Executive
                              Officer
                              (principal executive officer)

Date  January 24, 2012
      ----------------------


By (Signature and Title)*     /s/ James M. Dykas
                              ------------------------------------------------
                              James M. Dykas, Treasurer, Chief Financial
                              Officer and Chief Accounting Officer
                              (principal financial officer)

Date  January 24, 2012
      ----------------------



* Print the name and title of each signing officer under his or her signature.